UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
Meredith Corporation (the Company) presented at the Deutsche Bank 22nd Annual Media, Internet and Telecom Conference on March 10, 2014. Chief Executive Officer Stephen M. Lacy and Chief Financial Officer Joseph Ceryanec discussed Company developments and responded to questions. The slide presentation is attached as an exhibit. An audio archive of the presentation will be accessible to the public on the Company's website, meredith.com. The audio archive will remain there through April 10, 2014.

Item 9.01	Financial Statements and Exhibits
	(c)	Exhibits

		99	Slide presentation at the Deutsche Bank 22nd Annual Media, Internet and Telecom Conference on March 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Joseph Ceryanec

Joseph Ceryanec Vice President - Chief Financial Officer (Principal Financial and Accounting Officer)

Date: March 10, 2014

Index to Exhibits
Exhibit Number	Item

99	Slide presentation at the Deutsche Bank 22nd Annual Media, Internet and Telecom Conference on March 10, 2014.